Exhibit 10.4

DEED OF ASSIGNMENT

THIS DEED is made on the 11th day of June 2024

BETWEEN :-

1.	Glamour Blessing Limited, a company incorporated in the British Virgin Islands whose registered office is situated at Coastal Building, Wickham’s Cay II, P. O. Box 2221, Road Town, Tortola, VG1110, British Virgin Islands (the "Vendor");

2.	Rich Plenty Limited, a company incorporated in the British Virgin Islands whose registered office is situated at OMC Chambers, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands (the "Assignee");

3.	Chong Kin Group Holdings Limited, a company incorporated in the Cayman Islands whose registered office is situated at Windward 3, Regatta Office Park P.O. Box 1350 Grand Cayman, KY1-1108 Cayman Islands (the "Assignor"); and

4.	OneConstruction Development Limited, a company incorporated in the British Virgin Islands whose registered office is at Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands (the "Company").

WHEREAS :-

(A)	As at the date hereof, an amount of HK$172,008,000 (the "Debt") is owing by the Company to the Assignor.

(B)	Pursuant to the Sale and Purchase Agreement (the “Agreement”) dated 10 June 2024 and entered into between the Vendor, a wholly-owned subsidiary of the Assignor, and the Assignee, all the title, rights, interests and benefits of and in the Debt shall be transferred and assigned to the Assignee.

NOW THIS DEED WITNESSETH as follows :-

1.	Pursuant to the Agreement and in consideration of the consideration payable by the Assignee to the Vendor, the Assignor as beneficial owner hereby assigns to the Assignee the Debt due and owing to it and the full right, interest and benefit thereof and therein.

2.	The Vendor and the Assignor hereby jointly and severally represent and warrant and confirm to the Assignee that the information set out in the Recitals hereto is true and correct and that the Debt is now due and owing in full to the Assignor from the Company and that the Debt is valid and subsisting as at the date hereof and free from all claims, liens, charges, encumbrances, options, equities, third party rights, adverse interest and equities whatsoever.

3.	The Assignor and the Vendor hereby represents and warrants to the Assignee that the Assignor has the power to assign and transfer the Debt to the Assignee in manner herein set out and there are no matters affecting the rights and obligations of the Assignor in respect of the Debt or a purchaser or assignee for value thereof which has not been disclosed to the Assignee.

4.	(a)	The Company hereby acknowledges receipt of the notice of assignment of the Debt in this Deed.

(b)	The Company hereby acknowledges the assignment of the Debt by this Deed and confirms that as from the date hereof, the Debt is owed to the Assignee and it will henceforth make all payments of the Debt and discharge all its obligations in respect thereof to the Assignee directly instead of the Assignor.

(c)	The Company agrees and consents to the foregoing and further undertakes to the Assignor and the Assignee that, upon receipt of any instructions or notices from the Assignee, it will henceforth make all payments of the Debt and discharge all of its obligations in respect thereof to the Assignee directly or as it may direct instead of to the Assignor.

5.	The Company further acknowledges and confirms that it has not, as at the date hereof, received any notice that any mortgage, charge, pledge, lien (otherwise than arising by statute or operation of law), hypothecation or other encumbrance, priority or security interest, deferred purchase, title retention, leasing, sale-and-purchase, sale-and-leaseback arrangement whatsoever over or in any property, assets or rights of whatsoever nature or interest including any agreement for any of the same has been created or are subsisting over the Debt or any part thereof or any party has or will have any right or interest whatsoever in or over the Debt or any part thereof.

6.	The Assignor and the Vendor hereby undertake to execute and do all such documents and acts and thing as may be necessary or desirable to perfect the Assignee’s title to the Debt or the Assignee’s rights to receive repayment of the Debt and to carry into effect or to give legal effect to the provisions of this Deed and the transactions hereby contemplated.

7.	This Deed shall be governed by and construed in accordance with the laws of Hong Kong and the parties hereto irrevocably submit to the non-exclusive jurisdiction of the Courts of Hong Kong.

IN WITNESS whereof the parties hereto have executed this Deed the day and year first above written.

SEALED with the COMMON SEAL of	)
GLAMOUR BLESSING LIMITED	)
and SIGNED by	)
)
)
in the presence of/	)
whose signature(s) is(are) verified by:	)

SEALED with the COMMON SEAL of ))
RICH PLENTY LIMITED	)
and SIGNED by	)
)
)
in the presence of:-)
whose signature(s) is(are) verified by:	)

SIGNED by	)
)
for and on behalf of	)
ONECONSTRUCTION	)
DEVELOPMENT LIMITED	)

in the presence of:-)
whose signature(s) is(are) verified by:	)
SIGNED by	)
)
for and on behalf of	)
CHONG KIN GROUP HOLDINGS	)
LIMITED	)
in the presence of:-)
whose signature(s) is(are) verified by:	)